EXHIBIT 10.5
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                                   MACNAB LLC
                     P.O. Box 30592 S.B.M., Cayside, 2nd Fl.
         George Town, Grand Cayman, Cayman Islands, British West Indies
                  Tel: (345)-949-5570     Fax: (345)-949-79236
        _________________________________________________________________







July 8, 2005



To:  Global Matrechs, Inc.


Mr. Sheppard:

         This letter serves as notice that with respect to the outstanding warrants issued by Global Matrechs, Inc. to MacNab LLC ("MacNab") and currently held by MacNab in connection with the recent financing (the "Warrants), MacNab hereby waives the obligation of Global to register shares of common stock underling the Warrants in the Company's pending registration statement to be filed as of today's date.

         All rights with respect to registration of shares underlying the Warrants on any future registration statement are hereby expressly reserved.





                                           Very truly yours,
                                           MACNAB LLC


                                           By: ______________________________
                                           Navigator Management ltd./Director